SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)    February 3, 1997
                                                --------------------------------

                       INTERNATIONAL FAST FOOD CORPORATION
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             (Exact name of registrant as specified in its charter)



         Florida                      0-20203                  65-0302338
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(State or other jurisdiction      (Commission File          (IRS Employer
 or incorporation)                    Number)               Identification No.)



            1000 Lincoln Road, Suite 200, Miami Beach, Florida 33139
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (305) 531-5800
                                                   -----------------------------



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          (Former name or former address, if changed since last report)

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
            ---------------------------------------------

      (b) During the two most recent fiscal years and interim period subsequent to February 3, 1997, there have been no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
            ------------------------------------------------------------------

      (c)   Exhibits:

            (1) Letter of Coopers & Lybrand pursuant to Item 304(a)(3) of Regulation S-B.


























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



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERNATIONAL FAST FOOD CORPORATION


                                    By:/s/ Mitchell Rubinson
                                       ---------------------------------
                                         MITCHELL RUBINSON, President


DATED:  February 25, 1997
















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